Exhibit 99.1

Pennsylvania Real Estate Investment Trust 200 South Broad Street Philadelphia, PA 19102 www.preit.com

Phone:	215-875-0700
Fax:	215-546-7311
Toll Free:	866-875-0700

CONTACT:

Robert McCadden

EVP and CFO

(215) 875-0735

Nurit Yaron

VP, Investor Relations

(215) 875-0735

FOR IMMEDIATE RELEASE

Pennsylvania Real Estate Investment Trust

Reports First Quarter 2007 Results

Philadelphia, PA, May 1, 2007 – Pennsylvania Real Estate Investment Trust (NYSE: PEI) today announced results for the quarter ended March 31, 2007.

Financial Results

•	Consolidated real estate revenue for the first quarter of 2007 was $111.9 million, up from $111.0 million for the first quarter of 2006.

•

Net income available to common shareholders for the first quarter of 2007 was $5.7 million, compared to a net loss allocable to common shareholders of $2.8 million in the first quarter of 2006. On a per diluted share basis, net income was $0.15, compared to an $0.08 loss for the first quarter of 2006.

•

Net Operating Income (“NOI”) from consolidated properties and the Company’s proportionate share of unconsolidated partnership properties was $73.5 million in the first quarter of 2007, compared to $75.4 million in the first quarter of 2006, a decrease of 2.5%.

•

Funds From Operations (“FFO”) for the first quarter of 2007 were $33.2 million, compared to $31.7 million in the first quarter of 2006, an increase of 4.7%. FFO per diluted share was $0.81 in the first quarter of 2007, compared to $0.77 in the first quarter of 2006, an increase of 5.2%.

Net income in the first quarter of 2007 includes a $6.7 million gain on the sale of Schuylkill Mall in Frackville, Pennsylvania and $0.8 million of condemnation proceeds associated with highway improvements at Capital City Mall in Harrisburg, Pennsylvania. Also, last year’s first quarter net loss allocable to common shareholders was affected by $4.0 million of executive separation expenses associated with the retirement of Jonathan B. Weller, formerly a Vice Chairman of the

PREIT Reports First Quarter 2007 Results

May 1, 2007

Company, and $2.8 million of additional depreciation and amortization expense that was recorded in connection with the reclassification of Schuylkill Mall from held-for-sale to continuing operations. FFO for the first quarter of 2007 includes the $0.8 million from Capital City Mall, while FFO for the first quarter of 2006 was affected by the $4.0 million executive separation expense.

A description of each non-GAAP financial measure and the related reconciliation to the comparable GAAP measure is located at the end of this press release.

Ronald Rubin, Chairman and Chief Executive Officer of the Company, said, “We are pleased with the progress of our redevelopments and the early results at the eight properties we completed in 2006. Net operating income at each of these properties is up compared to a year ago. We look forward to similar results at our other properties currently in various stages of redevelopment. We are confident that this is the best strategy to capture value creation opportunities, achieve the full potential of our portfolio, and maximize returns for our shareholders.”

Retail Operating Metrics

The following tables set forth information regarding occupancy and sales per square foot in the Company’s retail portfolio:

	Occupancy as of
	March 31, 2007		March 31, 2006
Retail portfolio weighted average:
Total including anchors	89.3	%(1)	91.6%
Excluding anchors	87.3%		87.0%
Enclosed malls weighted average:
Total including anchors	88.2	%(1)	90.7%
Excluding anchors	86.0%		85.2%
Power/strip centers weighted average:	96.5%		97.9%

(1)	Includes three vacant former Strawbridge’s anchor stores acquired during 2006.

	Three months ended March 31, 2007	Three months ended March 31, 2006
Sales per square foot(1)	$361	$343

(1)	Includes properties in the Company’s portfolio as of the respective dates. Data based on sales reported by tenants leasing 10,000 square feet or less of non-anchor space for at least 24 months.

Same store NOI decreased $1.3 million to $73.2 million for the first quarter of 2007, compared to the first quarter of 2006. Excluding lease termination revenue, same store NOI for the first quarter of 2007 was $72.7 million compared to $72.6 million for last year’s first quarter. During 2006, the Company substantially completed redevelopment projects at Capital City Mall, Cumberland Mall, Lycoming Mall, Patrick Henry Mall, The Mall at Prince Georges, Valley View Mall, Viewmont Mall, and Wyoming Valley Mall. At these eight properties combined, NOI increased 8% for the first quarter of 2007 compared to the first quarter of 2006. Same store results represent retail properties that the Company owned for the full periods presented.

PREIT Reports First Quarter 2007 Results

May 1, 2007

“We are happy with our progress as the transformation of our portfolio continues. Non-anchor occupancy for the eight properties completed in 2006 increased by 350 basis points over the first quarter of 2006,” said Joseph Coradino, President of PREIT Services, LLC and PREIT-RUBIN, Inc. “Since the end of 2006, we have completed our redevelopment at Francis Scott Key Mall in Frederick, Maryland. We also are excited about the progress at our eleven on-going redevelopment projects, including the two recently announced plans for North Hanover Mall in Hanover, Pennsylvania, and Jacksonville Mall in Jacksonville, North Carolina.”

2007 Outlook

For 2007, the Company reaffirms its previous guidance provided on February 27th for net income available to common shareholders per diluted share and FFO per diluted share as follows:

Estimates Per Diluted Share	2007
Net income available to common shareholders	$0.61 - $0.71

Depreciation and amortization (includes Company’s proportionate share of unconsolidated properties), net of minority interest, gains on sale of properties, and other adjustments	$3.10

Funds From Operations (“FFO”)	$3.71 - $3.81

This guidance assumes the redemption of the Company’s 11% preferred shares on or about July 31, 2007. As a result of the redemption, the $13.4 million excess of the carrying amount of preferred stock over the redemption price accounts for $0.36 per diluted share of net income available to common shareholders and $0.32 per diluted share of FFO. These amounts are included in the estimates provided above.

Conference Call Information

The Company has scheduled a conference call for 3:00 p.m. Eastern Time today to review its first quarter 2007 results, market trends, and future outlook. To listen to the call, please dial (877) 691-0878 (domestic) or (973) 935-8505 (international) at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company website, www.preit.com, or at www.viavid.net. Please allow extra time prior to the call to visit the site and download the necessary software to listen to the Internet broadcast. Financial and statistical information expected to be discussed on the call will also be available on the Company’s website.

For interested individuals unable to join the conference call, a replay of the call will be available through May 15, 2007 at (877) 519-4471 (domestic) or (973) 341-3080 (international), (Replay PIN Number: 8701363). The online archive of the webcast will be available for 14 days following the call.

PREIT Reports First Quarter 2007 Results

May 1, 2007

About Pennsylvania Real Estate Investment Trust

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. Currently, the Company’s portfolio consists of 56 retail properties including 38 shopping malls, 11 strip and power centers, and seven properties under development. The Company’s properties are located primarily in the Mid-Atlantic region and eastern half of the United States. PREIT is headquartered in Philadelphia, Pennsylvania, and its website can be found at www.preit.com. PREIT is publicly traded on the NYSE under the symbol PEI.

Definitions

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”).

Funds From Operations is a commonly used measure of operating performance and profitability in the real estate industry. We use FFO and FFO per share as supplemental non-GAAP measures to compare our Company’s performance to that of our industry peers. Similarly, we use FFO and FFO per share as performance measures for determining bonus amounts earned under certain of our performance-based executive compensation programs. We compute FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. FFO does not include gains or losses on sales of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net operating income ("NOI"), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to

PREIT Reports First Quarter 2007 Results

May 1, 2007

cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization and gains on sales of interests in real estate.

This press release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2006. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

[Financial Tables Follow]

# # #

** Quarterly supplemental financial and operating information **

will be available on the Company’s website at www.preit.com.

PREIT Reports First Quarter 2007 Results

May 1, 2007

Pennsylvania Real Estate Investment Trust

Selected Financial Data

CONSOLIDATED BALANCE SHEETS

	March 31, 2007	December 31, 2006
	(In thousands, except share and per share amounts)
ASSETS:
INVESTMENTS IN REAL ESTATE, at cost:
Operating properties	$2,908,517	$2,909,862
Construction in progress	247,397	216,892
Land held for development	5,616	5,616

Total investments in real estate	3,161,530	3,132,370
Accumulated depreciation	(328,948)	(306,893)

Net investments in real estate	2,832,582	2,825,477

INVESTMENTS IN PARTNERSHIPS, at equity	37,821	38,621
OTHER ASSETS:
Cash and cash equivalents	18,199	15,808
Rents and other receivables (net of allowance for doubtful accounts of $11,427 and $11,120 at March 31, 2007 and December 31, 2006, respectively)	44,198	46,065
Intangible assets (net of accumulated amortization of $113,764 and $108,505 at March 31, 2007 and December 31, 2006, respectively)	128,167	139,117
Deferred costs and other assets, net	88,436	79,120
Assets held for sale	98	1,401

Total assets	$3,149,501	$3,145,609

LIABILITIES:
Mortgage notes payable	$1,510,355	$1,572,908
Debt premium on mortgage notes payable	23,217	26,663
Credit Facility	425,000	332,000
Notes payable	1,148	1,148
Distributions in excess of partnership investments	61,893	63,439
Tenants’ deposits and deferred rents	12,797	12,098
Accrued expenses and other liabilities	81,216	93,656
Liabilities related to assets held for sale	55	34

Total liabilities	2,115,681	2,101,946

MINORITY INTEREST:	112,844	114,363
SHAREHOLDERS’ EQUITY:
Shares of beneficial interest, $1.00 par value per share; 100,000,000 shares authorized; issued and outstanding 37,107,000 shares at March 31, 2007 and 36,947,000 shares at December 31, 2006	37,107	36,947
Non-convertible senior preferred shares, 11% cumulative, $.01 par value per share; 2,475,000 shares authorized, issued and outstanding at March 31, 2007 and December 31, 2006	25	25
Capital contributed in excess of par	919,526	917,322
Accumulated other comprehensive income	12,650	7,893
Distributions in excess of net income	(48,332)	(32,887)

Total shareholders’ equity	920,976	929,300

Total liabilities, minority interest and shareholders’ equity	$3,149,501	$3,145,609

PREIT Reports First Quarter 2007 Results

May 1, 2007

Pennsylvania Real Estate Investment Trust

Selected Financial Data

FUNDS FROM OPERATIONS

	Three Months Ended
	March 31, 2007	March 31, 2006
	(In thousands, except per share amounts)
Net income	$9,085	$641
Adjustments:
Minority interest	1,067	401
Dividends on preferred shares	(3,403)	(3,403)
Gains on sales of discontinued operations	(6,699)	—
Depreciation and amortization:
Wholly owned & consolidated partnerships (a)	31,214	29,479
Unconsolidated partnerships (a)	1,702	1,719
Discontinued operations	216	2,823

FUNDS FROM OPERATIONS (b)	$33,182	$31,660

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT	$0.81	$0.77
Weighted average number of shares outstanding	36,563	36,099
Weighted average effect of full conversion of OP Units	4,294	4,150
Effect of common share equivalents	356	621

Total weighted average shares outstanding, including OP Units	41,213	40,870

a)	Excludes depreciation of non-real estate assets, amortization of deferred financing costs and discontinued operations.
b)	Includes the non-cash effect of straight-line rents of $566 and $646 for the first quarter 2007 and 2006, respectively.

STATEMENTS OF INCOME

	Three Months Ended
	March 31, 2007	March 31, 2006
	(In thousands, except per share amounts)
REVENUE:
Real estate revenues:
Base rent	$70,899	$70,220
Expense reimbursements	34,774	33,066
Percentage rent	2,091	2,138
Lease termination revenue	475	1,810
Other real estate revenues	3,657	3,763

Total real estate revenues	111,896	110,997

Management company revenue	440	639
Interest and other income	1,304	389

Total revenue	113,640	112,025

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(32,504)	(30,813)
Utilities	(6,258)	(5,483)
Other property operating expenses	(5,616)	(5,932)

Total property operating expenses	(44,378)	(42,228)

Depreciation and amortization	(31,774)	(30,024)
Other expenses:
General and administrative expenses	(10,731)	(10,267)
Executive separation	—	(3,985)
Income taxes and other expenses	(326)	(78)

Total other expenses	(11,057)	(14,330)

Interest expense	(23,811)	(23,810)

Total expenses	(111,020)	(110,392)

Income before equity in income of partnerships, gains on sales of interests in real estate, minority interest and discontinued operations	2,620	1,633
Equity in income of partnerships	955	1,683
Gains on sales of non-operating real estate	—	61

Income before minority interest and discontinued operations	3,575	3,377
Minority interest	(376)	(643)

Income from continuing operations	3,199	2,734

Discontinued operations:
Operating results from discontinued operations	(122)	(2,335)
Gains on sales of discontinued operations	6,699	—
Minority interest	(691)	242

Income (loss) from discontinued operations	5,886	(2,093)

Net income	9,085	641
Dividends on preferred shares	(3,403)	(3,403)

Net income available (loss allocable) to common shareholders	$5,682	$(2,762)

BASIC EARNINGS PER SHARE
From continuing operations available to common shareholders	$(0.01)	$(0.02)
From discontinued operations	0.16	(0.06)

TOTAL BASIC EARNINGS (LOSS) PER SHARE	$0.15	$(0.08)

DILUTED EARNINGS PER SHARE
From continuing operations available to common shareholders	$(0.01)	$(0.02)
From discontinued operations	0.16	(0.06)

TOTAL DILUTED EARNINGS (LOSS) PER SHARE	$0.15	$(0.08)

Weighted average number of shares outstanding (for basic and diluted EPS)	36,563	36,099

PREIT Reports First Quarter 2007 Results

May 1, 2007

Pennsylvania Real Estate Investment Trust

Selected Financial Data

NET OPERATING INCOME

	Three Months Ended
	March 31, 2007	March 31, 2006
	(In thousands)
Net income	$9,085	$641
Adjustments:
Depreciation and amortization
Wholly owned and consolidated partnerships	31,774	30,024
Unconsolidated partnerships	1,702	1,719
Discontinued operations	216	2,823
Interest expense
Wholly owned and consolidated partnerships	23,811	23,810
Unconsolidated partnerships	3,072	2,403
Discontinued operations	136	312
Minority interest	1,067	401
Gains on sales of non-operating real estate	—	(61)
Gains on sales of discontinued operations	(6,699)	—
Other expenses	11,057	10,345
Executive separation	—	3,985
Management company revenue	(440)	(639)
Interest and other income	(1,304)	(389)

Property net operating income	$73,477	$75,374

Same store retail properties	$73,205	$74,531
Non-same store properties	272	843

Property net operating income	$73,477	$75,374

EQUITY IN INCOME OF PARTNERSHIPS

	Three Months Ended
	March 31, 2007	March 31, 2006
	(In thousands)
Gross revenues from real estate	$16,644	$16,217

Expenses:
Property operating expenses	(5,185)	(4,606)
Mortgage interest expense	(6,140)	(4,802)
Depreciation and amortization	(3,281)	(3,313)

Total expenses	(14,606)	(12,721)

Net income from real estate	2,038	3,496
Partners’ share	(1,019)	(1,748)

Company’s share	1,019	1,748
Amortization of excess investment	(64)	(65)

EQUITY IN INCOME OF PARTNERSHIPS	$955	$1,683